                                                                   EXHIBIT 99.16

                      DRIEHAUS MUTUAL FUNDS (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robert F. Moyer and Mary H. Weiss, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust, on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2003.




Signature                                  Title                   Date


/s/ Francis Harmon                         Trustee                 May 19, 2003
------------------------------------
Francis J. Harmon

                       DRIEHAUS MUTUAL FUNDS (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robert F. Moyer and Mary H. Weiss, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust, on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2003.



Signature                                  Title                   Date


/s/ A.R. Umans                             Trustee                 May 19, 2003
----------------------
A.R. Umans

                       DRIEHAUS MUTUAL FUNDS (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robert F. Moyer and Mary H. Weiss, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust, on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2003.



Signature                                  Title                   Date


/s/ Daniel Zemanek                         Trustee                 May 19, 2003
------------------------------------
Daniel F. Zemanek